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F5 to acquire CalypsoAI to bring advanced AI guardrails to large enterprises

CalypsoAI's adaptive AI inference security solutions will enable companies to deliver AI apps more securely

SEATTLE, WASHINGTON AND DUBLIN, IRELAND - SEPTEMBER 11, 2025 - F5 (NASDAQ: FFIV), the global leader in delivering and securing every app and API, today announced its intent to acquire a pioneer in enterprise AI security. CalypsoAI’s award-winning platform brings real-time threat defense, red teaming at scale, and data security to enterprises racing to deploy generative and agentic AI. These capabilities will be integrated into the F5 Application Delivery and Security Platform (ADSP) to create the most complete solution for securing AI inference.
“AI is redefining enterprise architecture—and the attack surface companies must defend,” said François Locoh-Donou, President and CEO of F5. “Traditional firewalls and point solutions can’t keep up. The addition of CalypsoAI will give enterprises the confidence to innovate faster and better protect critical data as they rely on F5 to deliver and secure apps, APIs, and AI models across their environment.”
Enterprises are rapidly embedding AI into products and operations, but the new AI stack—spanning applications, agents, APIs, models, and data stores—creates a new and highly dynamic attack surface. Traditional controls are not keeping pace with sophisticated new threats, while mounting regulatory pressure alongside the spread of shadow AI usage heightens risk and compliance gaps. Security teams need a purpose-built and model-agnostic approach that provides guardrails for how AI interacts with data, users, and threats and provides centralized visibility across their infrastructure.
In their recent Market Guide on AI Trust, Risk and Security Management (TRiSM), Gartner® states, “The AI TRiSM market is distinguished by its independence from frontier model provider solutions that also support trust risk and security management. Enterprises must retain independence from any single AI model or hosting provider to ensure scalability, flexibility, cost control and trust, as AI markets rapidly mature and change.” i
F5 is aiming to tackle this need with CalypsoAI’s adaptive AI security capabilities that deliver proactive and continuous AI protection regardless of model or cloud, including:
•Adversarial threat protection: Protection against new AI threats like prompt injection and jailbreak attacks with real-time threat management. Proactive red-teaming tests against more than 10,000 new attack prompts each month to produce a risk score.

•Secure data: Guardrails detect and prevent sensitive data leakage and policy violations at runtime and audit AI interactions across models.
•Unified visibility and governance: Centralized observability, policy control, and audit logs make it easier to meet GDPR/EU AI Act requirements across SaaS, on-premises, and hybrid environments.

“Enterprises want to move fast with AI while reducing the risk of data leaks, unsafe outputs, or compliance failures,” said Donnchadh Casey, CEO of CalypsoAI. “Our customers rely on us to pressure test AI systems at scale, set inference layer guardrails that adapt as models change, and to gain visibility and auditability across their AI estate. F5 and CalypsoAI are more than the sum of their parts: high performance application delivery and AI security that enable businesses to deliver innovation faster without increasing risk.”
Transaction details
F5 will acquire all issued and outstanding shares of CalypsoAI, a private company with major operations in Dublin, Ireland for $180 million in purchase consideration financed primarily with cash. The transaction is expected to be immaterial to F5’s revenue and operating results.
The acquisition is subject to customary closing conditions and is expected to close in F5’s fourth quarter fiscal year 2025, ending September 30, 2025.
Foros Advisors LLC acted as financial advisor to F5 while Sullivan & Cromwell LLP acted as legal advisor. Cooley LLP provided legal counsel to CalypsoAI.
Supporting Resources
•CalypsoAI landing page
•Gartner Market Guide for AI Trust, Risk and Security Management (TRiSM)
•Blog Post: Securing AI models and agents without compromise
•Blog Post: How does SecOps feel about AI?
About F5
F5, Inc. (NASDAQ: FFIV) is the global leader that delivers and secures every app. Backed by three decades of expertise, F5 has built the industry’s premier platform—F5 Application Delivery and Security Platform (ADSP)—to deliver and secure every app, every API, anywhere: on-premises, in the cloud, at the edge, and across hybrid, multicloud environments. F5 is committed to innovating and partnering with the world’s largest and most advanced organizations to deliver fast, available, and secure digital experiences. Together, we help each other thrive and bring a better digital world to life.
About CalypsoAI
CalypsoAI provides the only full-lifecycle platform to secure AI models and applications at the inference layer, deploying Agentic Warfare™ to protect organizations from evolving adversaries. Trusted by global enterprises including Palantir and SGK, CalypsoAI’s industry-leading team of experts is doing the hard miles to ensure security keeps pace with AI innovation.
CalypsoAI was founded in 2018 and has secured over $40 million in venture funding from investors including Paladin Capital Group, Lockheed Martin Ventures and Hakluyt Capital. CalypsoAI was a Top-Two Finalist in the 2025 RSAC Innovation Sandbox contest and one of Fast Company’s Most Innovative Companies in AI for 2025.
Source: F5, Inc.

Forward-Looking Statements
This press release contains forward looking statements including those relating to F5’s intent to acquire CalypsoAI and related timing and terms, CalypsoAI’s solution capabilities, F5’s ability to integrate CalypsoAI’s capabilities into the F5 Application Delivery and Security Platform (ADSP) to create the most complete solution for securing AI inference, F5’s ability to combine its application delivery and security solutions with CalypsoAI’s adaptive AI security capabilities to deliver proactive and continuous AI protection regardless of model or cloud, F5’s ability to deliver and secure applications, APIs, and AI models in various environments, customers’ acceptance of new products and services, and the effects of the transaction on F5’s financial results and condition, including revenues. These, and other statements, including those using words or phrases like “will” or “expect,” and similar or other words or phrases indicating future-looking information, that are not historical facts, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance, actions, or achievements of the Company, or industry results, to be materially different from any future results, performance, actions, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the inability to successfully complete the acquisition, including on the expected terms; customer acceptance of offerings, including new offerings from the acquisition; overall information technology spending; F5’s ability to successfully integrate acquired businesses’ products (including those of CalypsoAI) with F5 technologies; the ability of F5’s sales professionals and distribution partners to sell new solutions and service offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; the business impact of the CalypsoAI acquisition and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of completion of acquisitions; uncertain global economic conditions (including regarding tariffs) which may result in reduced customer demand for our products and services and changes in customer payment patterns; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; potential security flaws in networks, products or services; cybersecurity attacks on networks, products or services; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. The financial information contained in this press release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

i Gartner, Market Guide for AI Trust, Risk, and Security Management, 18 February 2025.
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